Janus Detroit Street Trust

Janus Small Cap Growth Alpha ETF

Janus Small/Mid Cap Growth Alpha ETF

Janus Velocity Tail Risk Hedged Large Cap ETF

Janus Velocity Volatility Hedged Large Cap ETF

The Health and Fitness ETF

The Long-Term Care ETF

The Obesity ETF

The Organics ETF

(collectively, the “Funds”)

Supplement dated December 15, 2016

to Currently Effective Prospectuses

Approval of New Investment Advisory Agreements

As previously announced, on October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Funds and Janus Capital. As a result, the consummation of the Merger may cause such investment advisory agreements to terminate automatically in accordance with their respective terms.

On October 24, 2016, the Board of Trustees of the Funds (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between each Fund and post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to each Fund following the closing of the Merger. Each new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

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Shareholders of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about March 17, 2017.

Please retain this Supplement with your records.